STATEMENT OF ADDITIONAL INFORMATION

                             [american century logo]
                                    American
                                  Century(sm)

                                SEPTEMBER 3, 1996
                             Revised January 1, 1997



                                     BENHAM
                                    GROUP(R)


                             CAPITAL PRESERVATION II

                                 [front cover]



                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 1996
                             REVISED JANUARY 1, 1997


               AMERICAN CENTURY CAPITAL PRESERVATION FUND II, INC.


This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus dated September 3, 1996, revised January 1, 1997. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.


TABLE OF CONTENTS


Investment Policies and Techniques..................2
Investment Restrictions.............................3
Portfolio Transactions..............................4
Valuation of Portfolio Securities...................4
Performance.........................................5
Taxes...............................................6
About the Fund......................................7
Directors and Officers..............................7
Investment Advisory Services........................9
Transfer and Administrative Services...............10
Distribution of Fund Shares........................10
Direct Fund Expenses...............................10
Expense Limitation Agreement.......................10
Additional Purchase and Redemption
   Information.....................................11
Other Information..................................11


Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Directors.

REPURCHASE AGREEMENTS

In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

The investment advisor attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by the Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Fund's Board of Directors;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed upon resale price, provided however that the Board of Directors may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed upon resale price before the broker-dealer deposits additional securities with the Fund's custodian;

(5) Taking delivery of securities subject to repurchase agreements and holding them in a segregated account at the Fund's custodian bank.

The Fund has received  permission  from the Securities  and Exchange  Commission
(SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by its investment advisor, Benham Management Corporation (the "Manager"). Pooled repos are expected to increase the income the Fund can earn from repo transactions without increasing the risks associated with these transactions.

Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AGREEMENTS

The Fund may engage in securities transactions on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. While the Fund will make commitments on a when-issued or forward commitment basis to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, the Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, and other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for such securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

There is a risk that the party with whom the Fund enters into a forward commitment agreement will not uphold its commitment, which could cause the Fund

2                                                   American Century Investments


to miss a favorable price or yield opportunity or to suffer a loss. To minimize this risk, the Manager limits when-issued or forward commitment transactions to 20% of the Fund's net assets of which no more than 10% of the Fund's net assets may be committed to transactions in which the settlement date occurs more than 30 days after the trade date. The Fund will establish a segregated account as described above to meet all payment obligations arising as a result of these types of transactions.

ROLL TRANSACTIONS

The Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash and carry" or financing transactions. For example, a broker-dealer may seek to purchase a particular security that the Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into an agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. As an operating policy, the Fund will limit roll transactions to 20% of net assets.

In engaging in roll transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid debt securities in an amount sufficient to meet the purchase price, as described above.

INVESTMENT RESTRICTIONS

The Fund's investment restrictions set forth below are fundamental and may not be changed without the approval of a majority of the votes of shareholders of the Fund as determined in accordance with the 1940 Act.

THE FUND MAY NOT:

(1) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Borrow amounts in excess of 331/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 331/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(3)  Act as an underwriter of securities issued by others.

(4) Invest more than 25% of its total assets in any one industry (this restriction does not apply to securities of the U.S. government or its corporate instrumentalities or agencies or to certificates of deposit or bankers' acceptances of U.S. commercial banks having assets over $10 billion).

(5) Purchase or sell real estate, commodities, or commodity contracts, or buy or sell foreign exchange.

(6)  Engage in any short-selling operations.

(7) Lend money other than through the purchase of debt securities in accordance with its investment policies (management considers that this restriction precludes purchase of other than publicly held debt securities).

(8) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(9) Purchase any debt securities that are not rated AA or AAA, or the equivalent thereof, by either of the major statistical rating services (Moody's or Standard & Poor's) or that, in the Fund's opinion, are the equivalent thereof.

(10) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

Statement of Additional Information                                            3

(11) Purchase securities for which the Fund might be liable for further payment or liability.

(12) Invest in portfolio securities that the Fund may not be free to sell to the public without registering under the Securities Act of 1933 or taking similar action under other securities laws.

(13) Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowings might be deemed such.

(14) Acquire or retain the securities of any other investment company.

(15) Purchase securities of companies in which Directors or management personnel of the Fund or its advisor have a substantial interest. (The Fund may not purchase or retain securities of any company of which an officer or Director of the Fund or its advisor is an officer, Director, or security holder if such officers and Directors, who individually own beneficially more than one-half of one percent (0.5%) of the shares or securities of such company, together own beneficially more than 5% of the shares or securities of such company. Portfolio securities of the Fund may not be purchased from or sold to the Fund's advisor or its Directors, officers, or employees.)

The Fund is also subject to the following restriction that is not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

THE FUND MAY NOT:

(a)  Acquire securities for the purpose of exercising control over management.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

The Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Directors may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Fund solely on the basis of best price and execution.

U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

On behalf of the Fund, the Manager transacts in round lots ($100,000 to $10 million or more) whenever possible. Since commissions are not charged for round-lot transactions of U.S. Treasury securities, the Fund's transaction costs consist solely of custodian charges and dealer mark-ups. The Fund may hold its portfolio securities to maturity or sell or swap them for other securities, depending upon the level and slope of, and anticipated changes in, the yield curve. The Fund paid no brokerage commissions during the fiscal year ended March 31, 1996.

VALUATION OF PORTFOLIO SECURITIES

The Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange") usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving, and Christmas (observed). Although the Fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

The Fund declares as daily dividends substantially all of its net income, plus or minus any recognizable

4                                                   American Century Investments


gains or losses. Net income equals the return on the Fund's investment portfolio minus Fund expenses. Income and expenses are accrued daily.

Securities held by the Fund are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in periods of rising interest rates.

The Manager typically completes its trading on behalf of the Fund in various markets before the Exchange closes for the day. The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the 1940 Act. Under the Rule, a fund such as CPF II, holding itself out as a money market fund, must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments determined by its board of directors or trustees to present minimal credit risks and that are (a) high-grade obligations rated in accordance with applicable rules in one of the two highest rating categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation), or (b) unrated obligations judged by the advisor, under the direction of the fund's board of directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and may not purchase instruments with remaining maturities in excess of 397 days. As an operating policy, the Fund maintains a dollar-weighted average maturity of seven days or less.

The Board of Directors has established procedures designed to stabilize the Fund's NAV, to the extent reasonably possible, at $1.00 per share. These procedures require the Fund's Chief Financial Officer to notify the Directors immediately if, at any time, the Fund's NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the Board of Directors' audit committee will be called to consider what actions, if any, should be taken. If such deviation exceeds .50%, the Fund's Chief Financial Officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the Board of Directors to consider further action.

Actions the Board of Directors may consider under these circumstances include but are not limited to (a) selling portfolio securities prior to maturity; (b) withholding dividends or distributions from capital; (c) authorizing a one-time dividend adjustment; (d) discounting share purchases and initiating redemptions in kind; or (e) valuing portfolio securities at market value for purposes of calculating NAV.

PERFORMANCE

The Fund's yield and total return may be quoted in advertising and sales literature. Yield and total return will vary, and past performance should not be considered an indication of future results.

Yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

For the seven-day period ended March 31, 1996, the Fund's yield was 4.62%, and its effective yield was 4.73%.

Statement of Additional Information                                            5


Total return quoted in advertising and sales literature reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The Fund's shares are sold without a sales charge (or load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

The Fund may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. The Fund's share price, yield and return will vary with changing market conditions.

The Manager may obtain Fund ratings from one or more rating agencies and may publish these ratings in advertisements and sales literature.

TAXES

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment income and on net realized capital gains to the extent distributed to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution require-

6                                                   American Century Investments


ment are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE FUND

American Century Capital Preservation Fund II, Inc. (formerly known as Capital Preservation Fund II, Inc.), doing business as American Century--Benham Capital Preservation Fund II (formerly known as Benham Capital Preservation Fund II), is a registered open-end management investment company that was organized as a California corporation on April 2, 1980. The Fund is authorized to issue ten billion (10,000,000,000) shares of common stock, which may be issued in two or more series. Of the ten billion shares, five billion (5,000,000,000) are designated "Series A Common Stock." The remaining five billion shares may be designated and classified as additional series from time to time at the discretion of the Board of Directors.

Each share of Series A Common Stock is entitled to one vote and to equal participation in dividends and distributions. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion, exchange, or similar rights. Fund shares are transferable without restriction.

Each shareholder is entitled to cast one vote for each share held in his or her name as of the record date for a shareholder meeting. Under California Corporations Code Section 708, shareholders have the right to cumulate votes in the election (or removal) of Directors. For example, if six Directors are proposed for election, a shareholder may cast six votes for a single candidate, or three votes for each of two candidates, etc.

CUSTODIAN BANK: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106, serve as custodians of the Fund's assets. Services provided by the custodian bank include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and (d) providing safekeeping of securities. The custodian takes no part in determining the Fund's investment policies or in determining which securities are sold or purchased by the Fund.

INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106, serves as the Fund's independent auditors and provides services including (a) audit of annual financial statements and (b) preparation of annual federal income tax returns filed on behalf of the Fund.

DIRECTORS AND OFFICERS

The Fund's activities are overseen by a Board of Directors, including six independent Directors. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Fund (as defined in the 1940 Act) by virtue of, among other

Statement of Additional Information                                            7


considerations, their affiliation with either the Fund; the Fund's investment advisor, Benham Management Corporation; the Fund's agent for transfer and administrative services, American Century Services Corporation (ACS); the Fund's distribution agent, American Century Investment Services, Inc.; their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Director listed below serves as a Trustee or Director of other funds advised by the Manager. Unless otherwise noted, dates in parentheses indicate the dates the Director or Officer began his or her service in a particular capacity. The Directors' and Officers' address with the exception of Mr. Stowers III and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers III and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

DIRECTORS

*JAMES M. BENHAM, Chairman of the Board of Directors (1980), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971) and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

ALBERT A. EISENSTAT, independent Director (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

RONALD J. GILSON, independent Director (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern
Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

MYRON S. SCHOLES, independent Director (1980). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

KENNETH E. SCOTT, independent Director (1980). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

ISAAC STEIN, independent Director (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de
Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

*JAMES E. STOWERS III, Director (1995). Mr. Stowers III is President, Chief Executive Officer, and Director of ACC, ACS and ACIS.

JEANNE D. WOHLERS, independent Director (1984). Ms. Wohlers is a private investor and an Independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

*JAMES M. BENHAM, President and Chief Executive Officer (1996).

*WILLIAM M. LYONS, Executive Vice President (1996); Executive Vice President, Chief Operating Officer, General Counsel and Secretary of the Manager, ACS, and ACIS.

*DOUGLAS A. PAUL,  Secretary (1988),  Vice President (1990), and General Counsel
(1990); Secretary and Vice President of the funds advised by the Manager.

*C. JEAN WADE, Controller (1996).

*MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

The table on the following page summarizes the compensation that the Directors received from the Fund for the Fund's fiscal year ended March 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

8                                                   American Century Investments


As of July 31, 1996, the Fund's officers and Directors, as a group, owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY SERVICES

The Fund has an investment advisory agreement with the Manager dated June 1, 1995, that was approved by shareholders on May 31, 1995.

The Manager is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. The Manager has served as investment advisor to the Fund since the Fund's inception. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century family of funds. James E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its common stock. The Manager has been a registered investment advisor since 1971.

The Fund's agreement with the Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of either a majority of the Fund's outstanding shares or by vote of a majority of the Fund's Directors, including a majority of those Directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The investment advisory agreement is terminable on sixty days' written notice, either by the Fund or by the Manager, to the other party, and terminates automatically in the event of its assignment.

Pursuant to the investment advisory agreement, the Manager provides the Fund with investment advice and portfolio management services in accordance with the Fund's investment objectives, policies, and restrictions. The agreement also provides that the Manager will determine what securities will be purchased and sold by the Fund and assist the Fund's officers in carrying out decisions made by the Board of Directors.

For these services, the Fund pays the Manager a monthly investment advisory fee based on applying the Fund's average daily net assets to the following investment advisory fee rate schedule:

     .50% of the first $100 million;
     .45% of the next $100 million;
     .40% of the next $100 million;
     .35% of the next $100 million;
     .30% of the next $100 million;
     .25% of the next $1 billion;
     .24% of the next $1 billion;
     .23% of the next $1 billion;
     .22% of the next $1 billion;
     .21% of the next $1 billion;
     .20% of the next $1 billion; and
     .19% of average daily net assets over $6.5 billion.


DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED MARCH 31, 1996

                          Aggregate     Pension or Retirement         Estimated         Total Compensation
     Name of            Compensation   Benefits Accrued As Part    Annual Benefits      From Fund and Fund
     Director*         From The Fund       of Fund Expenses        Upon Retirement  Complex** Paid to Directors
------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat        $  132           Not Applicable         Not Applicable             $29,500
Ronald J. Gilson           $1,982           Not Applicable         Not Applicable             $79,833
Myron S. Scholes           $2,402           Not Applicable         Not Applicable             $69,500
Kenneth E. Scott           $2,527           Not Applicable         Not Applicable             $75,773
Ezra Solomon               $2,391           Not Applicable         Not Applicable             $70,249
Isaac Stein                $2,410           Not Applicable         Not Applicable             $70,500
Jeanne D. Wohlers          $2,424           Not Applicable         Not Applicable             $71,250
------------------------------------------------------------------------------------------------------------------

*    Interested Directors receive no compensation for their services as such.
**   American Century family of funds includes nearly 70 no-load mutual funds.

Statement of Additional Information                                            9


Investment advisory fees paid by the Fund to the Manager for the fiscal periods ended March 31, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."

Fiscal Period              Investment Advisory Fees*
----------------------------------------------------------
Year ended 3/31/96                $1,152,933
Year ended 3/31/95                 1,202,074
Year ended 3/31/94                 1,253,912
----------------------------------------------------------
*Net of reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Fund. ACS provides facilities, equipment and personnel to the Fund and is paid for such services by the Fund. For administrative services, the Fund pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by the Manager to the following administrative fee rate schedule:

Group Assets                Administrative Fee Rate
----------------------------------------------------------
up to $4.5 billion                   .11%
up to $6 billion                     .10%
up to $9 billion                     .09%
over $9 billion                      .08%
----------------------------------------------------------

For transfer agent services, the Fund pays ACS a monthly fee of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during the month.

Administrative service and transfer agent fees paid by the Fund for the fiscal periods ended March 31, 1996, 1995, and 1994, are indicated in the following table. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."

                         Administrative       Transfer
Fiscal Period                 Fees*         Agency Fees*
----------------------------------------------------------
Year ended 3/31/96          $244,651          $311,969
Year ended 3/31/95          $270,400          $354,585
Year ended 3/31/94          $289,344          $421,194
----------------------------------------------------------
*Net of reimbursements

DISTRIBUTION OF FUND SHARES

The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds shares offered by this Prospectus. The Fund does not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

The Fund pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Directors; custodian, audit, tax preparation and pricing fees; fees of outside counsel and counsel employed directly by the Fund; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Fund's shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Fund; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs.

EXPENSE LIMITATION AGREEMENT

Under an Expense Limitation Agreement between the Fund and the Manager, the Manager is obligated to limit the Fund's expenses to .73% of average daily net assets through May 31, 1997.

The Expense Limitation Agreement provides that the Manager may recover amounts (representing expenses in excess of the contractual limit) reim-

10                                                  American Century Investments


bursed to the Fund during the preceding 11 months if, and to the extent that, for any given month, the Fund's expenses were less than the expense limitation in effect at that time.

The expense limit is subject to annual renewal. The expense limit for the years ended May 31, 1996 and 1995 was .75% of average daily net assets.

The former and current expense limitation agreements described above did not and do not apply to extraordinary expenses, such as brokerage commissions and taxes.

Net amounts absorbed or recouped for the fiscal periods ended March 31, 1996, 1995, and 1994, are indicated in the following table.

Fiscal Period          Net Amounts Absorbed (Recouped)
----------------------------------------------------------
Year ended 3/31/96                $  8,733
Year ended 3/31/95                  43,426
Year ended 3/31/94                  85,055
Six-months ended 3/31/93*           38,373
----------------------------------------------------------
* The Fund's fiscal year-end was changed from September 30 to March 31 in 1993.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Fund; to avoid jeopardizing the Fund's tax status; or whenever, in management's opinion, such rejection or limitation is in the Fund's best interest.

As of July 31, 1996, to the knowledge of the Fund, no shareholder was the record holder or beneficial owner of 5% or more of the Fund's total shares outstanding.

ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, TCS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

Share purchases and redemptions are governed by California law.

OTHER INFORMATION

The Manager has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since December 14, 1971. The Fund has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the advisor by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

Statement of Additional Information                                           11


                                      NOTES

12   Notes                                          American Century Investments


                                      NOTES

Statement of Additional Information                                   Notes   13


P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-person assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com

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